

 EXHIBIT 99
 Chrysler Financial                                                                       Distribution Date:            8/6/2002
 DaimlerChrysler Auto Trust 2002-B Monthly Servicer's Certificate (HP)                                               Page 1 of 2
------------------------------------------------------------------------------------------------------------------------------------
       Payment Determination Statement Number                                     1
       Distribution Date                                                   8/6/2002

       DATES COVERED                                         FROM AND INCLUDING                 TO AND INCLUDING
       --------------                                        -------------------                ----------------
           Collections Period                                              7/5/2002                        7/31/2002
           Accrual Period                                                 7/23/2002                         8/5/2002
           30/360 Days                                                           13
           Actual/360 Days                                                       14


                                                                  NUMBER OF
       COLLATERAL POOL BALANCE DATA                               ACCOUNTS                          $ AMOUNT

       Pool Balance - Beginning of Period                                   108,642                 2,000,013,689.95
       Collections of Installment Principal                                                            30,705,202.59
       Collections Attributable to Full Payoffs                                                        15,499,734.33
       Principal Amount of Repurchases                                                                         -
       Principal Amount of Gross Losses                                                                    10,171.87
                                                                                            -------------------------

       Pool Balance - End of Period                                         107,693                 1,953,798,581.16
                                                                                            =========================



       POOL STATISTICS                                                                            END OF PERIOD
                                                                                            -------------------------

       Initial Pool Balance (Pool Balance at the Purchase Date)                                     2,000,013,689.95
       Pool Factor (Pool Balance as a Percent of Initial Pool Balance)                                         97.69%

       Ending O/C Amount                                                                               87,863,346.52
       Coverage Ratio (Ending Pool Balance as a Percent of Ending Securities)                                 104.71%

       CUMULATIVE NET LOSSES                                                                                7,279.30
      -----------------------
       Net Loss Ratio (3 mo. Weighted Avg.)                                                                     0.00%
       Cumulative Recovery Ratio                                                                               28.44%
       60+ Days Delinquency Amount                                                                        243,359.91
       Delinquency Ratio (3 mo. Weighted Avg.)                                                               0.01250%

       Weighted Average APR                                                                                    7.105%
       Weighted Average Remaining Term (months)                                                                52.41
       Weighted Average Seasoning (months)                                                                      5.81





Chrysler Financial                                                                        Distribution Date:                8/6/2002
DAIMLERCHRYSLER AUTO TRUST 2002-B MONTHLY SERVICER'S CERTIFICATE (HP)                                            PAGE 2 OF 2
------------------------------------------------------------------------------------------------------------------------------------
 Cash Sources
       Collections of Installment Principal                  30,705,202.59
       Collections Attributable to Full Payoffs              15,499,734.33
       Principal Amount of Repurchases                                0.00        O/C Release    (Prospectus pg S16)
       Recoveries on Loss Accounts                                2,892.57        POOL BALANCE                     1,953,798,581.16
                                                                                 --------------
       Collections of Interest                               10,057,410.67        Yield Supplement
       Investment Earnings                                            0.00        O/C Amount                         (13,095,731.43)
                                                                                  Adjusted Pool Balance            1,940,702,849.73
       Reserve Account                                        4,797,657.50
       Total Sources                                         61,062,897.66        Total Securities                 1,865,935,234.64
                                                       --------------------                                     --------------------

                                                       ====================                                     ====================
                                                                                  Adjusted O/C Amount                 74,767,615.09
 Cash Uses
       Servicer Fee                                           1,388,898.40        O/C Release Threshold               77,628,113.99
       Note Interest                                          1,748,576.40
       Reserve Fund                                           4,797,657.50        O/C Release Period?(A1
       O/C Release to Seller                                          0.00        Notes Matured)               No
       Note Principal                                        53,127,765.36        O/C Release                                 -
       Total Cash Uses                                       61,062,897.66
                                                       --------------------

                                                       ====================



 Administrative Payment
 TOTAL PRINCIPAL AND INTEREST SOURCES                        61,062,897.66
--------------------------------------
 Investment Earnings in Trust Account                                 0.00
 Daily Collections Remitted                                 (49,236,631.56)
 Cash Reserve in Trust Account                               (4,797,657.50)
 Servicer Fee (withheld)                                     (1,388,898.40)
 O/C Release to Seller                                                0.00
                                                       --------------------
       PAYMENT DUE TO/(FROM) TRUST ACCOUNT                    5,639,710.20
                                                       ====================







                                           Beginning          Ending          Principal       Principal per  Interest   Interest per
                                           Balance            Balance         Payment         $1000 Face     Payment    $1000 Face
                                         -----------------  ------------------------------------------------------------------------
 NOTES & CERTIFICATES
 --------------------
 Class A-1  356694000.00  @   1.83%        356,694,000.00     303,566,234.64  53,127,765.36   104.9955837    253,847.23   0.5016744
 Class A-2  675,000,000.00  @   2.20%      675,000,000.00     675,000,000.00           0.00     0.0000000    536,250.00   0.6901544
 Class A-3  430,000,000.00  @   2.93%      430,000,000.00     430,000,000.00           0.00     0.0000000     45496..89   0.7595390
 Class A-4  395,000,000.00  @  3.53%       395,000,000.00     395,000,000.00           0.00     0.0000000    503,515.28   1.1875360
 Certificates                               62,369,000.00      62,369,000.00           0.00     0.0000000          0.00
                                         -----------------  ---------------------------------             --------------
     Total Securities                    2,251,906,527.26   2,182,582,365.97  69,324,161.29                6,035,152.99
                                         =================  =================================             ==============

* Class A-1 Interest is computed on an Actual/360 Basis. Days in current period    14
                                                                                ---------
